NOTE PURCHASE AGREEMENT

      This NOTE PURCHASE AGREEMENT (this "Agreement"), dated as of January 27, 2006, is entered into by and among Medical Media Television, Inc., a Florida corporation (the "Company"), and CapitalSmart, LLC, a California limited liability company (the "Purchaser"), for the issuance and sale to the Purchaser of the Note (as defined below) of the Company, in the manner, and upon the terms, provisions and conditions set forth in this Agreement.

      WHEREAS, the parties desire that, upon the terms and subject to the conditions contained herein, the Company shall issue and sell to the Purchaser and the Purchaser shall purchase the Note;

      WHEREAS, such issuance and sale will be made in reliance upon the provisions of Section 4(2) and/or Rule 506 of Regulation D ("Regulation D") of the United States Securities Act of 1933, as amended, and regulations promulgated thereunder (the "Securities Act"), or upon such other exemption from the registration requirements of the Securities Act as may be available with respect to the purchase of the Note to be made hereunder.

      NOW, THEREFORE, in consideration of the representations, warranties and agreements contained herein and other good and valuable consideration, the receipt and legal adequacy of which is hereby acknowledged by the parties, the Company and the Purchaser hereby agree as follows:

      1. Purchase and Sale of Note.

      (a) Terms of Note: Upon the following terms and subject to the conditions contained herein, the Company shall issue and sell to the Purchaser, and the Purchaser shall purchase from the Company, a convertible promissory note in the aggregate principal amount of $1,000,000 (the "Purchase Price"), in substantially the form attached hereto as Exhibit A (the "Note"), pursuant to the following loan schedule:

                 February 15, 2006                  $250,000
                 March 31, 2006                     $750,000

      The outstanding principal amount of the Note, plus any accrued but unpaid interest thereon, shall be due and payable in cash on the Maturity Date (as defined in the Note); provided, however, the Purchaser shall have the sole option to convert on the Maturity Date the outstanding principal amount of the Note plus any accrued but unpaid interest into such number of shares of Common Stock of the Company, par value $.0005 per share (the "Common Stock"), at a fixed conversion price of $.40 per share. The Note shall not be convertible until the Maturity Date and shall not be convertible such that the Investor's overall Common Stock ownership position in the Company exceeds 4.99% (the "Ownership Cap Restriction"); provided, however, that upon the holder of the Note providing the Company with sixty-one (61) days notice (the "Waiver Notice") that the holder would like to waive the Ownership Cap Restriction with regard to any or all shares of Common Stock issuable upon exercise of the conversion feature of the Note, this Ownership Cap Restriction will be of no force or effect with regard to all or a portion of the Note referenced in the Waiver Notice, and provided further that this Ownership Cap Restriction shall be of no further force or effect during the sixty-one (61) days immediately preceding the expiration of the term of the Note.

      The Note shall bear interest at a rate of twenty percent (20%) per annum, compounded semi-annually. Interest shall be paid at the end of each quarter in either (i) shares of Series C Zero Coupon Preferred Stock of the Company valued at $1.00 per share, or (ii) cash, at Investor's option, with the first interest payment being on March 31, 2006. The Series C Zero Coupon Preferred Stock shall be convertible into shares of the Company's Common Stock on the Maturity date at a ten percent (10%) discount to the then-current market price based on the average closing price for the twenty (20) days immediately preceding the conversion. The Series C Zero Coupon Preferred Stock is subordinate to Series A Zero Coupon Preferred Stock and Series B Zero Coupon Preferred Stock. Investor shall make his election as to receipt of interest in cash or in Series C Zero Coupon Preferred Stock by written notice to the Company at least five (5) business days before the interest payment due date (the "Interest Notice Date"). If no such notice is given by Investor by such Interest Notice Date, the Company shall pay the interest in cash.

      With the consent of both the Company and the Investor, the Note may be extended for an additional twelve (12) months, with the terms of the interest payments remaining the same as above.

      (b) Issuance of Warrants: The Investor will be issued 2,500,000 warrants to purchase Common Stock of the Company (the "Warrants"). Warrants shall be issued on a pro rata basis per the above loan schedule, as follows:

                 February 15, 2006                  625,000 warrants
                 March 31, 2006                     1,875,000 warrants

      The Warrants shall have a term of five (5) years and shall have an exercise price equal to $0.75 per share (the "Exercise Price"). The Warrants shall not be exercisable such that the Investor's overall Common Stock ownership position in the Company exceeds 4.99%.

      (c) In consideration of and in express reliance upon the representations, warranties, covenants, terms and conditions of this Agreement, the Company agrees to issue and sell to the Purchaser and the Purchaser agrees to purchase the Note. The closing under this Agreement (the "Closing") shall take place at the offices of Medical Media Television, Inc., 8406 Benjamin Road, Suite C, Tampa, Florida 33634 upon the satisfaction of each of the conditions set forth in Sections 4 and 5 hereof (the "Closing Date").

      (d) The Company has authorized and reserved and covenants to continue to reserve, free of preemptive rights and other similar contractual rights of stockholders, a number of authorized but unissued shares of Common Stock to effect the conversion of the Note. Any shares of Common Stock issuable by the Company upon conversion of the Note are herein referred to as the "Conversion Shares". The Note and the Conversion Shares are sometimes collectively referred to herein as the "Securities".

      (e) At Company's earliest opportunity, and in any event not more than 120 days from the date hereof, all of the Conversion Shares underlying the Note and the Warrants shall be registered pursuant to a registration statement filed with the SEC, and such registration statement will be kept effective for a period of 3 years, subject to customary carve-outs.

      2. Representations, Warranties and Covenants of the Purchaser. The Purchaser hereby makes the following representations and warranties to the Company, and covenants for the benefit of the Company:

      (a) If the Purchaser is an entity, the Purchaser is a corporation, limited liability company or partnership duly incorporated or organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization.

      (b) This Agreement has been duly authorized, validly executed and delivered by the Purchaser and is a valid and binding agreement and obligation of the Purchaser enforceable against the Purchaser in accordance with its terms, subject to limitations on enforcement by general principles of equity and by bankruptcy or other laws affecting the enforcement of creditors' rights generally, and the Purchaser has full power and authority to execute and deliver this Agreement and the other agreements and documents contemplated hereby and to perform its obligations hereunder and thereunder.

      (c) The Purchaser understands that no Federal, state, local or foreign governmental body or regulatory authority has made any finding or determination relating to the fairness of an investment in any of the Securities and that no Federal, state, local or foreign governmental body or regulatory authority has recommended or endorsed, or will recommend or endorse, any investment in any of the Securities. The Purchaser, in making the decision to purchase the Securities, has relied upon independent investigation made by it and has not relied on any information or representations made by third parties.

      (d) The Purchaser understands that the Securities are being offered and sold to it in reliance on specific provisions of Federal and state securities laws and that the Company is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of the Purchaser set forth herein for purposes of qualifying for exemptions from registration under the Securities Act, and applicable state securities laws.

      (e) The Purchaser is an "accredited investor" as defined under Rule 501 of Regulation D promulgated under the Securities Act.

      (f) The Purchaser is and will be acquiring the Securities for its own account, and not with a view to any resale or distribution of the Note in whole or in part, in violation of the Securities Act or any applicable securities laws.

      (g) The offer and sale of the Securities is intended to be exempt from registration under the Securities Act, by virtue of Section 4(2) and/or Rule 506 of Regulation D promulgated under the Securities Act. The Purchaser understands that the Securities purchased hereunder have not been, and may never be, registered under the Securities Act and that none of the Securities can be sold or transferred unless they are first registered under the Securities Act and such state and other securities laws as may be applicable or in the opinion of counsel for the Company an exemption from registration under the Securities Act is available (and then the Securities may be sold or transferred only in compliance with such exemption and all applicable state and other securities laws).

      3. Representations, Warranties and Covenants of the Company. The Company represents and warrants to the Purchaser, and covenants for the benefit of the Purchaser, as follows:

      (a) The Company has been duly incorporated and is validly existing and in good standing under the laws of the State of Florida, with full corporate power and authority to own, lease and operate its properties and to conduct its business as currently conducted, and is duly registered and qualified to conduct its business and is in good standing in each jurisdiction or place where the nature of its properties or the conduct of its business requires such registration or qualification, except where the failure to register or qualify would not have a Material Adverse Effect. For purposes of this Agreement, "Material Adverse Effect" shall mean any effect on the business, results of operations, prospects, assets or financial condition of the Company that is material and adverse to the Company and its subsidiaries and affiliates and/or any condition, circumstance, or situation that would prohibit or otherwise materially interfere with the ability of the Company from entering into and performing any of its obligations under this Agreement or the Note in any material respect.

      (b) The Note has been duly authorized by all necessary corporate action and, when paid for or issued in accordance with the terms hereof, the Note shall be validly issued and outstanding, free and clear of all liens, encumbrances and rights of refusal of any kind. When the Conversion Shares are issued and paid for in accordance with the terms of this Agreement and as set forth in the Note, such shares will be duly authorized by all necessary corporate action and validly issued and outstanding, fully paid and nonassessable, free and clear of all liens, encumbrances and rights of refusal of any kind and the holders shall be entitled to all rights accorded to a holder of Common Stock.

      (c) The Note and this Agreement (the "Transaction Documents") have been duly authorized, validly executed and delivered on behalf of the Company and is a valid and binding agreement and obligation of the Company enforceable against the Company in accordance with its terms, subject to limitations on enforcement by general principles of equity and by bankruptcy or other laws affecting the enforcement of creditors' rights generally, and the Company has full power and authority to execute and deliver the Transaction Documents and the other agreements and documents contemplated hereby and to perform its obligations hereunder and thereunder.

      (d) The execution and delivery of the Transaction Documents and the consummation of the transactions contemplated by this Agreement by the Company, will not (i) conflict with or result in a breach of or a default under any of the terms or provisions of, (A) the Company's certificate of incorporation or by-laws, or (B) of any material provision of any indenture, mortgage, deed of trust or other material agreement or instrument to which the Company is a party or by which it or any of its material properties or assets is bound, (ii) result in a violation of any material provision of any law, statute, rule, regulation, or any existing applicable decree, judgment or order by any court, Federal or state regulatory body, administrative agency, or other governmental body having jurisdiction over the Company, or any of its material properties or assets or (iii) result in the creation or imposition of any material lien, charge or encumbrance upon any material property or assets of the Company or any of its subsidiaries pursuant to the terms of any agreement or instrument to which any of them is a party or by which any of them may be bound or to which any of their property or any of them is subject except in the case of clauses (i)(B) or (iii) for any such conflicts, breaches, or defaults or any liens, charges, or encumbrances which would not have a Material Adverse Effect.

      (e) The sale and issuance of the Securities in accordance with the terms of and in reliance on the accuracy of the Purchaser's representations and warranties set forth in this Agreement will be exempt from the registration requirements of the Securities Act.

      (f) No consent, approval or authorization of or designation, declaration or filing with any governmental authority on the part of the Company is required in connection with the valid execution and delivery of this Agreement or the offer, sale or issuance of the Securities or the consummation of any other transaction contemplated by this Agreement.

      (g) There is no action, suit, claim, investigation or proceeding pending or, to the knowledge of the Company, threatened against the Company which questions the validity of the Transaction Documents or the transactions contemplated thereby or any action taken or to be taken pursuant thereto. There is no action, suit, claim, investigation or proceeding pending or, to the knowledge of the Company, threatened, against or involving the Company or any subsidiary, or any of their respective properties or assets which, if adversely determined, is reasonably likely to result in a Material Adverse Effect.

      (h) The Company has complied and will comply with all applicable federal and state securities laws in connection with the offer, issuance and sale of the Note hereunder. Neither the Company nor anyone acting on its behalf, directly or indirectly, has or will sell, offer to sell or solicit offers to buy the Note, or similar securities to, or solicit offers with respect thereto from, or enter into any preliminary conversations or negotiations relating thereto with, any person, or has taken or will take any action so as to bring the issuance and sale of the Note under the registration provisions of the Securities Act and any other applicable federal and state securities laws. Neither the Company nor any of its affiliates, nor any person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D under the Securities Act) in connection with the Note.

      (i) To the Company's knowledge, neither this Agreement, nor the Schedules hereto contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made herein or therein, in the light of the circumstances under which they were made herein or therein, not misleading.

      (j) The authorized capital stock of the Company and the shares thereof issued and outstanding as of January 20, 2006 are set forth on Schedule 3(j) attached hereto. All of the outstanding shares of the Common Stock have been duly and validly authorized, and are fully paid and non-assessable. Except as set forth in this Agreement or on Schedule 3(j) attached hereto, as of the date hereof, no shares of the Common Stock are entitled to preemptive rights and there are no registration rights or outstanding options, warrants, scrip, rights to subscribe to, call or commitments of any character whatsoever relating to, or securities or rights convertible into, any shares of capital stock of the Company. As of the date hereof, except for as set forth on Schedule 3(j), the Company is not a party to any agreement granting registration rights to any person with respect to any of its equity or debt securities. The Company is not a party to, and its executive officers have no knowledge of, any agreement restricting the voting or transfer of any shares of the capital stock of the Company. The offer and sale of all capital stock, convertible securities, rights, warrants, or options of the Company issued prior to the Closing complied with all applicable federal and state securities laws, or no stockholder has a right of rescission or damages with respect thereto which is reasonably likely to have a Material Adverse Effect. The Company has furnished or made available to the Purchaser true and correct copies of the Company's Certificate of Incorporation as in effect on the date hereof (the "Certificate"), and the Company's Bylaws as in effect on the date hereof (the "Bylaws").

      (k) So long as the Note remains outstanding, the Company shall take all action necessary to at all times have authorized, and reserved for the purpose of issuance, a sufficient number of shares of Common Stock to effect the conversion of the Note.

      (l) The Company has complied and will comply with all applicable federal and state securities laws in connection with the offer, issuance and sale of the Note and the Conversion Shares hereunder. Neither the Company nor anyone acting on its behalf, directly or indirectly, has or will sell, offer to sell or solicit offers to buy any of the Securities, or similar securities to, or solicit offers with respect thereto from, or enter into any preliminary conversations or negotiations relating thereto with, any person, or has taken or will take any action so as to bring the issuance and sale of any of the Securities under the registration provisions of the Securities Act and applicable state securities laws. Neither the Company nor any of its affiliates, nor any person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D under the Securities Act) in connection with the offer or sale of any of the Securities.

      (m) The Company agrees that so long as the Note is outstanding or the Purchaser owns at least 2,000,000 shares of Common Stock on a fully diluted basis, the Purchaser shall have the right to nominate or appoint an individual to serve as an observer of the Company's board of directors.

      4. Conditions Precedent to the Obligation of the Company to Sell the Note. The obligation hereunder of the Company to issue and sell the Note to the Purchaser is subject to the satisfaction or waiver, at or before the Closing Date, of each of the conditions set forth below. These conditions are for the Company's sole benefit and may be waived by the Company at any time in its sole discretion.

      (a) The Purchaser shall have executed and delivered this Agreement.

      (b) The Purchaser shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required to be performed, satisfied or complied with by the Purchaser at or prior to the Closing Date.

      (c) The representations and warranties of the Purchaser shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made at that time, except for representations and warranties that are expressly made as of a particular date, which shall be true and correct in all material respects as of such date.

      (d) At the Closing Date, the Purchaser shall have delivered to the Company immediately available funds as payment in full of the Purchase Price for the Note.

      5. Conditions Precedent to the Obligation of the Purchaser to Purchase the Note. The obligation hereunder of the Purchaser to acquire and pay for the Note is subject to the satisfaction or waiver, at or before the Closing Date, of each of the conditions set forth below. These conditions are for the Purchaser's sole benefit and may be waived by the Purchaser at any time in its sole discretion.

      (a) The Company shall have executed and delivered the Note, this Agreement and any other Transaction Document.

      (b) The Company shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by the Company at or prior to the Closing Date.

      (c) Each of the representations and warranties of the Company shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a particular date), which shall be true and correct in all material respects as of such date.

      (d) No statute, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction which prohibits the consummation of any of the transactions contemplated by this Agreement at or prior to the Closing Date.

      (e) As of the Closing Date, no action, suit or proceeding before or by any court or governmental agency or body, domestic or foreign, shall be pending against or affecting the Company, or any of its properties, which questions the validity of the Agreement, the Note, or the transactions contemplated thereby or any action taken or to be take pursuant thereto. As of the Closing Date, no action, suit, claim or proceeding before or by any court or governmental agency or body, domestic or foreign, shall be pending against or affecting the Company, or any of its properties, which, if adversely determined, is reasonably likely to result in a Material Adverse Effect.

      (f) No Material Adverse Effect shall have occurred at or before the Closing Date.

      (g) The Company shall have delivered on the Closing Date to the Purchaser a secretary's certificate, dated as of the Closing Date, as to (i) the resolutions of the board of directors of the Company authorizing the transactions contemplated by this Agreement, (ii) the Certificate, (iii) the Bylaws, each as in effect at the Closing, and (iv) the authority and incumbency of the officers of the Company executing this Agreement and the Note.

      (h) The Purchaser shall have received a legal opinion in substantially the form annexed hereto as Exhibit B as of the Closing Date.

      6. Legend. Each Note and certificate representing the Conversion Shares shall be stamped or otherwise imprinted with a legend substantially in the following form (in addition to any legend required by applicable state securities or "blue sky" laws):

         "THE SECURITIES REPRESENTED BY THIS CERTIFICATE (THE "SECURITIES") HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR ANY STATE SECURITIES LAWS AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS REGISTERED UNDER THE SECURITIES ACT AND UNDER APPLICABLE STATE SECURITIES LAWS OR MEDICAL MEDIA TELEVISION, INC. SHALL HAVE RECEIVED AN OPINION OF COUNSEL THAT REGISTRATION OF SUCH SECURITIES UNDER THE SECURITIES ACT AND UNDER THE PROVISIONS OF APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED."

The Company agrees to reissue the Note and certificates representing the Conversion Shares, without the legend set forth above if at such time, prior to making any transfer of any such Securities, such holder thereof shall give written notice to the Company describing the manner and terms of such transfer and removal as the Company may reasonably request. Such proposed transfer will not be effected until: (a) the Company has notified such holder that either (i) in the opinion of its counsel, the registration of the Note or Conversion Shares under the Securities Act is not required in connection with such proposed transfer; or (ii) a registration statement under the Securities Act covering such proposed disposition has been filed by the Company with the Securities and Exchange Commission and has become effective under the Securities Act; and (b) the Company has notified such holder that either: (i) in the opinion of its counsel, the registration or qualification under the securities or "blue sky" laws of any state is not required in connection with such proposed disposition, or (ii) compliance with applicable state securities or "blue sky" laws has been effected. The Company will use its best efforts to respond to any such notice from a holder within five (5) days. In the case of any proposed transfer under this Section 6, the Company will use reasonable efforts to comply with any such applicable state securities or "blue sky" laws, but shall in no event be required, in connection therewith, to qualify to do business in any state where it is not then qualified or to take any action that would subject it to tax or to the general service of process in any state where it is not then subject. The restrictions on transfer contained in this Section 6 shall be in addition to, and not by way of limitation of, any other restrictions on transfer contained in any other section of this Agreement.

      7. Fees and Expenses. Each party shall pay the fees and expenses of its advisors, counsel, accountants and other experts, if any, and all other expenses, incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement, provided, however, that the Company shall pay (i) $10,000 of non-accountable fees and expenses in connection with the due diligence, preparation, negotiation, execution and delivery of this Agreement, the Note and the transactions contemplated thereunder and (ii) the costs of any amendments, modifications or waivers of this Agreement, the Note or any other Transaction Document.

      8. Indemnification.

      (a) The Company hereby agrees to indemnify and hold harmless the Purchaser and its officers, directors, shareholders, employees, agents and attorneys against any and all losses, claims, damages, liabilities and reasonable expenses (collectively "Claims") incurred by each such person in connection with defending or investigating any such Claims, whether or not resulting in any liability to such person, to which any such indemnified party may become subject, insofar as such Claims arise out of or are based upon any breach of any representation or warranty or agreement made by the Company in this Agreement.

      (b) The Purchaser hereby agrees to indemnify and hold harmless the Company and its officers, directors, shareholders, employees, agents and attorneys against any and all losses, claims, damages, liabilities and expenses incurred by each such person in connection with defending or investigating any such claims or liabilities, whether or not resulting in any liability to such person, to which any such indemnified party may become subject under the Securities Act, or under any other statute, at common law or otherwise, insofar as such Claims arise out of or are based upon (i) any untrue statement or alleged untrue statement of a material fact made by the Purchaser, (ii) any omission or alleged omission of a material fact with respect to the Purchaser or (iii) any breach of any representation, warranty or agreement made by the Purchaser in this Agreement.

      9. Governing Law; Consent to Jurisdiction. This Agreement shall be governed by and interpreted in accordance with the laws of the State of Florida without giving effect to the rules governing the conflicts of laws. Each of the parties consents to the exclusive jurisdiction of the Federal courts whose districts encompass any part of the County of Hillsborough located in the City of Tampa in connection with any dispute arising under this Agreement and hereby waives, to the maximum extent permitted by law, any objection, including any objection based on forum non conveniens, to the bringing of any such proceeding in such jurisdictions. Each party waives its right to a trial by jury. Each party to this Agreement irrevocably consents to the service of process in any such proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to such party at its address set forth herein. Nothing herein shall affect the right of any party to serve process in any other manner permitted by law.

      10. Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand delivery, express overnight courier, registered first class mail, or telecopier (provided that any notice sent by telecopier shall be confirmed by other means pursuant to this Section
10), initially to the address set forth below, and thereafter at such other address, notice of which is given in accordance with the provisions of this Section.

      (a)      if to the Company:

               Medical Media Television, Inc.
               8406 Benjamin Road, Suite C
               Tampa, Florida 33634
               Attention: Philip M. Cohen, President/Chief Executive Officer Tel. No.: (813) 888-7330
               Fax No.:  (813) 888-7375

               with a copy to:

               Bush Ross Gardner Warren & Rudy, P.A.
               220 S. Franklin St.
               Tampa, FL  33601
               Attn:  John N. Giordano
               Tel. No.:  (813) 224-9255
               Fax No.:  (813) 223-9620

      (b)      if to the Purchaser:

               CapitalSmart, LLC
               1112 League Line Rd
               Conroe, TX 77303
               Attn: William Quiros
               Tel. No.:  (818) 284-0496
               Fax No.:  (708) 575-7985

All such notices and communications shall be deemed to have been duly given: when delivered by hand, if personally delivered; when receipt is acknowledged, if telecopied; or when actually received or refused if sent by other means.

      11. Assignment. Neither party may assign, sell, or transfer to any third person the rights of such party hereunder; provided, however, that Purchaser may assign his rights hereunder to an entity wholly owned and controlled by Purchaser.

      12. Entire Agreement. This Agreement, the Note and any other Transaction Document constitute the entire understanding and agreement of the parties with respect to the subject matter hereof and supersedes all prior and/or contemporaneous oral or written proposals or agreements relating thereto all of which are merged herein. This Agreement may not be amended or any provision hereof waived in whole or in part, except by a written amendment signed by both of the parties.

      13. Counterparts. This Agreement may be executed by facsimile signature and in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                                  [end of page]

      IN WITNESS WHEREOF, this Agreement was duly executed on the date first written above.


                           MEDICAL MEDIA TELEVISION, INC.



                           By: /s/  Philip M. Cohen
                               -------------------------------------------------
                                Name:  Philip M. Cohen
                                Title: President and Chief Executive Officer


                           PURCHASER:

                           CapitalSmart, LLC

                           By: /s/ William Quiros
                               -------------------------------------------------
                                Name:  William Quiros
                                Title: Managing Member

                                    EXHIBIT A
                                  FORM OF NOTE

                                    EXHIBIT B
                                 FORM OF OPINION

      1. The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Florida and has the requisite corporate power to own, lease and operate its properties and assets, and to carry on its business as presently conducted. The Company is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which the failure to so qualify would have a Material Adverse Effect.

      2. The Company has the requisite corporate power and authority to enter into and perform its obligations under the Transaction Documents and to issue the Securities. The execution, delivery and performance of the Transaction Documents by the Company and the consummation by it of the transactions contemplated thereby have been duly and validly authorized by all necessary corporate action and no further consent or authorization of the Company or its Board of Directors is required. The Transaction Documents have been duly executed and delivered, and the Note has been duly executed, issued and delivered by the Company and each Transaction Document constitutes a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its respective terms. The Conversion Shares are not subject to any preemptive rights under the Certificate of Incorporation or the Bylaws.

      3. The Note has been duly authorized and, when delivered against payment in full as provided in the Purchase Agreement, will be validly issued. The Conversion Shares have been duly authorized for issuance, and when delivered upon conversion or against payment in full as provided in the Note, will be validly issued, fully paid and nonassessable.

      4. The execution, delivery and performance of and compliance with the terms of the Transaction Documents and the issuance of the Securities do not (a) violate any provision of the Certificate of Incorporation or Bylaws, (b) to our knowledge, after due inquiry, conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any material agreement, mortgage, deed of trust, indenture, note, bond, license, lease agreement, instrument or obligation to which the Company is a party and which is known to us, (c) to our knowledge, after due inquiry, create or impose a lien, charge or encumbrance on any property of the Company under any agreement or any commitment known to us to which the Company is a party or by which the Company is bound or by which any of its respective properties or assets are bound, or (d) result in a violation of any Federal, state, local or foreign statute, rule, regulation, order, judgment, injunction or decree (including Federal and state securities laws and regulations) applicable to the Company or by which any property or asset of the Company is bound or affected, except, in all cases other than violations pursuant to clauses (a) and (d) above, for such conflicts, default, terminations, amendments, acceleration, cancellations and violations as would not, individually or in the aggregate, have a Material Adverse Effect.

      5. No consent, approval or authorization of or designation, declaration or filing with any governmental authority on the part of the Company is required under Federal, state or local law, rule or regulation in connection with the valid execution, delivery and performance of the Transaction Documents, or the offer, sale or issuance of the Note or the Conversion Shares.

      6. To our knowledge, there is no action, suit, claim, investigation or proceeding pending or threatened against the Company which questions the validity of the Purchase Agreement or the transactions contemplated thereby or any action taken or to be taken pursuant thereto. There is no action, suit, claim, investigation or proceeding pending, or to our knowledge, threatened, against or involving the Company or any of its properties or assets and which, if adversely determined, is reasonably likely to result in a Material Adverse Effect. There are no outstanding orders, judgments, injunctions, awards or decrees of any court, arbitrator or governmental or regulatory body against the Company or any officers or directors of the Company in their capacities as such.

         7. Conditioned on the accuracy of the Purchaser's representations and warranties contained in the Purchase Agreement, the offer, issuance and sale of the Note and the offer, issuance and sale of the Conversion Shares pursuant to the Purchase Agreement and the Note, as applicable, are exempt from the registration requirements of the Securities Act of 1933, as amended.

                                   SCHEDULE 3j


Medical Media Television, Inc. Capital Stock:
---------------------------------------------

Common Stock:     Authorized Shares:               100,000,000 shares
------------
                  Outstanding Shares:               20,971,299 shares
                  Par Value:                        $.0005


Preferred Stock:  Total Authorized Shares:          25,000,000 shares
---------------
                  Total Outstanding Shares:          4,303,959 shares
                  Par Value:                         Zero


Series A Zero Coupon Preferred Stock:  Authorized Shares:      1,682,044 shares
------------------------------------
                                       Outstanding Shares:     1,682,044 shares


Series B Zero Coupon Preferred Stock:  Authorized Shares:      2,612,329 shares
------------------------------------
                                       Outstanding Shares:     2,612,329 shares


Series C Zero Coupon Preferred Stock:  Authorized Shares:        400,000 shares
-------------------------------------
                                       Outstanding Shares:         9,586 shares

           OUTSTANDING OPTIONS, WARRANTS, AND OTHER RIGHTS TO ACQUIRE
                    SHARES OF MEDICAL MEDIA TELEVISION, INC.

Outstanding stock options to purchase 5,303 shares of common stock of MMTV.

Outstanding warrants to purchase 10,879,235 shares of common stock of MMTV.

Outstanding Series A and Series B preferred shares which will convert into 16,093,989 shares of common stock of MMTV.

Outstanding Series C preferred shares (8,627) which will convert into common shares at a discount to market at time of conversion.

Outstanding convertible debentures which will convert into 6,987,952 shares of common stock of MMTV. These convertible debentures may be repaid in cash at the option of the Company.

The above calculations do not include any shares of Series C preferred stock that may be issued for interest payments on existing convertible debt instruments that will be converted into common shares at a discount to market at time of conversion. It also does not include any common shares that may be issued for interest payments on existing convertible debt instruments.